Exhibit 10.6

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

SALES AGREEMENT

This Sales Agreement (the “Agreement”) is effective this 1st day of June, 2010 (the “Effective Date”) by and between Singulex, Inc., a Delaware corporation (“Company”), and BlueWave Healthcare Consultants, Inc., an Alabama corporation (“Contractor”).  In exchange for the covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which each Party acknowledges, Company and Contractor do hereby agree as follows:

1.                                      Appointment.  Company hereby appoints Contractor as its exclusive, independent contractor to sell the Singulex panel of tests set forth on Exhibit A attached hereto and made a pert hereof (the “Panel”) for Company to physicians and medical groups specializing in cardiology and other disease management specialties (the “Services”) in the Territory.  Contractor accepts the appointment and agrees to render the Services to Company in accordance with the terms of this Agreement.  Contractor’s sales territory shall be restricted to the following states: Alabama, South Carolina, Mississippi, Tennessee, Georgia, Florida, North Carolina, Louisiana and Texas (the “Territory”).  This appointment shall be exclusive in that the Company will not use any other sales agents in the Territory, and Contractor will not offer for sale for any third party testing services similar to the Panel in the Territory.  Provided however, if Contractor fails to attain an average of at least sixty percent (60%) of the Sales Goals set from time to time by mutual agreement of Company and Contractor over any eighteen month period, unless the failure is due to action or lack of action of Company, the Company shall have the option to convert this appointment to a non-exclusive arrangement upon written notice to Contractor.  If Contractor is meeting an average of at least ninety percent (90%) of the Sales Goals set from time to time by mutual agreement of Company and Contractor, the Contractor shall have a right of first negotiation to expand the Territory into other states, other than New Jersey and California, in which the Company plans to do business; provided, however, the Contractor must be willing to offer for sale the fill panel of tests the Company contemplates offering in such other state or states.  The Company shall give written notice to Contractor of its plan(s) to do business in another state or states prior to doing business in such states  In order to exercise its right of first negotiation, Contactor must reasonably demonstrate that it can procide in a timely manner the resources needed to fulfill the plan(s) of the Company in the respective state or states.

2.                                      Duties of Contractor.  Contractor shall:

a.                                       Provide a sufficient number of sales personnel in the Territory who will diligently and loyally apply their skills and best efforts to performance of the Contractor’s duties hereunder;

b.                                       perform the Services in accordance with the highest standards of skill and care in Contractor’s business and sales profession;

c.                                       use its best efforts to maximize the Sales Goals set from time to time by mutual agreement of Parties.

3.                                      Duties of Company.  Company shall:

a.                                       provide, solely at the Company’s option and discretion, the services of a clinical health educator in the Territory to support Contractor’s sales efforts;

b.                                       provide processing and handling fees to physicians in the range of [***] to [***] and processing and handling fees to outside labs in the range of [***] to [***], provided that any fee change shall be mutually agreed upon by the Parties;

c.                                       provide clinical support training and sales and marketing materials to include, but not limited to, Physician Reference Binders, Treatment Cards and Clinical Implications Manuals;

d.                                       provide Contractor with an interface to the Company’s LIS software;

e.                                       provide zero balance billing in the Territory for Medicare, Medicaid, PPOs, POSs and HMOs, except as otherwise mutually agreed to by the Company and Contractor; and

f.                                         provide all materials needed to collect specimens to include, but not limited to, tubes, ice packs, shipping containers, pre-paid shipping costs, processing instructions and a turn-around time for lab results, to include a complete report on all diagnostics requested by physicians, not to exceed ten (10) days.

4.                                      Relationship Management Committee.

a.                                       Each Party will designate two (2) of its employees to serve on a relationship management committee” (“RMC”).  The initial members of the RMC shall be Cal Dent and Brad Johnson from Contractor and Philippe Goix and Gary Tom from Company.  Either Party may change its RMC members at any time and from time to time by giving the other Party written notice consistent with this Agreement.

b.                                       The RMC will form the primary point of contact between the Parties in their dealings under this Agreement; provided however, that this Agreement may only be amended, in writing, by authorized representatives of the Parties.  The RMC will be responsible for generally overseeing the business operations that are the subject of this Agreement, overseeing the performance of each party’s obligations pursuant to this Agreement, reviewing the tests that comprise the Panel, assisting with the setting of Sales Goals on a year-to-year basis and assessing the Parties compliance with applicable laws, rules and regulations.  The Sales Goals, as established from time to time by the RMC, shall be attached to this Agreement as Exhibit B.

c.                                       The RMC will meet on a quarterly basis (unless otherwise mutually agreed by the Parties) during the term of this Agreement.  Such meetings may be conducted by telephone conference or in person, as mutually agreed upon by the Parties.  Each Party shall bear its own expenses for their participation in RMC meetings.

5.                                      Compensation.

a.                                       Fees.  Contractor shall be paid a commission equal to [***] of the revenue collected by the Company from sales in the Territory.  For purposes of this Agreement, a sale shall mean an order for services accepted by Company obliging Company to deliver its services.  Commission payments shall be paid on net amounts received by Company for the services performed.  Commission payments shall be made to Contractor on the 15th day of the month following the month in which payment for services is received by Company.  Company will [***].  For example if Contractor’s earned commissions [***].  If Contractor’s earned commissions [***].  If Contractor’s earned commissions [***].  The [***] shall be paid on or before [***].  Earned commissions will be paid on or before [***].

b.                                       Out-of-Pocket Expenses.  Contractor shall pay [***] of its expenses incurred in connection with Contractor’s performance of Services pursuant to this Agreement, including, without limitation, hotel bills, mileage reimbursement and entertainment expenses.

c.                                       Records.  Contractor shall permit the United States Department of Health and Human Services and General Accounting Office to review appropriate books and records relating to the performance hereunder to the extent required under Section 1861(v)(1) of the Social Security Act or any successor law or regulation.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

d.                                       Consideration; Inducement, Anti-Kickback.  All payment made or to be made under the terms of this Agreement represent fair market value of the Services performed and have been negotiated in an arms-length transaction.

e.                                       Audit.  Company shall engage an independent third party who specializes in Anti-Kickback Laws and Stark Laws to perform an annual compliance audit for the parties.  The parties agree to use commercially reasonable efforts to keep complete, true, and accurate records in connection with the Services.  Such records will be available for inspection by an independent compliance audit firm appointed by Company, at Company’s sole expense, for a period of twelve (12) months after the date on which the applicable Services have been completed (or longer period as required by law).  Such audits shall take place no more than once each calendar year during ordinary business hours and on reasonable prior written notice.

6.                                      Confidential Information.

a.                                       Definition.  In the course of performing its duties hereunder, Contractor will have access to and acquire knowledge of confidential information owned by Company, including the confidential information of others that has been entrusted to Company in confidence (“Confidential Information”).  Confidential Information includes any information, of whatever nature, not generally known outside of Company and its authorized third parties, and not otherwise available to Contractor from other sources.  Company will clearly identify to Contractor all information that Company considers confidential.  Confidential Information does not include any information that: (i) is or becomes generally known; (ii) is disclosed to Contractor by a third party not under an obligation of confidentiality with respect to such information; (iii) Company specifies is not confidential; (iv) was lawfully known to Contractor at the time of disclosure; or (y) is required to be publicly disclosed by law or regulation, to the extent actually so required to be disclosed.

b.                                       Confidentiality Obligations.  Contractor shall treat all information received from Company and clearly identified as Confidentia1 Information as Confidential Information owned by Company.  Contractor shall use Confidential Information only as reasonably necessary to perform Contractor’s duties under this Agreement.  During the Term (as defined in section 6 below) and at all times after any termination or expiration of this Agreement, Contractor shall not disclose such Confidential Information to any third party without Company’s express prior written consent.  Contractor shall take all steps practicable to preserve Confidential Information in confidence.

c.                                       Obligations Upon Termination.  Upon termination or expiration of this Agreement, Contractor shall deliver to Company or, at Company’s sole option, destroy all Confidential Information supplied to Contractor by Company.  Contractor shall not retain any copies or derivations of any Confidential Information.

d.                                       Survival.  The foregoing confidentiality obligations of Contractor and any agents of Contractor shall survive the termination or expiration of this Agreement.

7.                                      Duration.

a.                                       Term.  Unless sooner terminated, the initial term of this Agreement shall remain in effect for a period of seven (7) years from the Effective Date (the “Term”).  The Term shall automatically renew for one year periods unless either party gives the other written notice of termination at least one hundred eighty (180) days prior to the end of the Term or any renewal term.

b.                                       Termination.  Either party may terminate this agreement upon the material breach by the other by giving the other thirty (30) days prior written notice of termination, specifying the breach and injury with reasonable particularity.  Termination shall become effective at the end of such notice period unless the cited breach is cured to the satisfaction of the party giving notice.

The Company may terminate this Agreement on thirty (30) days prior written notice if Contractor fails to meet the following:

70% of Sales Goals in Year 1;

80% of Sales Goals in Year 2; or

90% of Sales Goals in Year 3 and beyond.

During such 30-day period the parties will negotiate in good faith to determine if reasonable changes can be made to the Agreement to cure the default and allow the Agreement to continue; provided, however, that if the applicable percentage of the Sale Goals is not thereafter met during the two fiscal quarters after such amendment, the Company shall have the right to terminate the Agreement on written notice to Contractor.

In addition, the Company may immediately terminate the Agreement if the Contractor: (1) makes unauthorized use or disclosure of the Confidential Information; (2) commits an act of fraud, embezzlement or theft; (3) becomes insolvent; makes or attempts to make a general assignment for the benefit of creditors; becomes the subject of a bankruptcy or similar proceeding; or (4) ceases to do business.  The Company may terminate this Agreement in the event the Company is sold, including by merger or acquisition (a “Sales Event”).

If the Company terminates this Agreement without cause, it will not actively solicit existing clients of Contractor to receive Panel testing services from the Company for two (2) years after such termination; provided, however, that if existing customers continue to send specimens to the Company for testing services without any active solicitation on the part of the Company, Company shall pay to Contractor the applicable fee, in accordance with Section 5 of this Agreement, for any such specimens during the two (2) year period following termination.  In consideration of Company’s compliance with this paragraph, Contractor agrees not to bring any claim, action or proceeding against Company alleging any improper termination of this Agreement.

c.                                       Sales Event.  Within thirty (30) days after the date of this Agreement, and subject to approval by the Company’s Board of Directors, the Company shall grant to Contractor stock options to purchase 100,000 shares of the Company’s Common Stock.  The stock options shall have an exercise price equal to the fair market value per share of the Common Stock on the date of grant, shall have no expiration date, and shall vest and become exercisable immediately prior to the consummation by the Company of a Sales Event.  Notwithstanding anything herein to the contrary, if this Agreement is terminated (and not assumed) under a Sales Event, the Company shall pay to Contractor an amount equal to one and one-half (1.5) times the commissions (not including any commission advances) paid to Contractor over the twelve months immediately preceding the date of termination (such amount defined as the “Sales Transaction Amount”) with payment to be made on or before closing of the Sales Event.  If the Agreement is assumed by the successor entity, the Sales Transaction Amount will not be owed by the Company.

8.                                      Company’s Remedies.  Parties acknowledge that any violation of this Agreement may cause irreparable injury not fully compensable in monetary damages, and that parties are entitled to seek whatever remedies are available to it at law or in equity.  Parties further consent to court enforcement of the specific language of this Agreement.

9.                                      Compliance With Applicable Laws.  Contractor shall observe, abide by and perform all services in compliance with the laws, rules and regulations of all jurisdictions having authority over Contractor or its work.  Without limiting the foregoing, the parties acknowledge that Company is a “covered entity” and Contractor is a “business associate” as defined in the Health Insurance Portability and Accountability Act and the regulations promulgated thereunder, including, without limitation, the provisions of the Health Information Technology for Economic and Clinical Health Act, enacted as part of the American Recovery and Reinvestment Act of 2009, and the regulations promulgated thereunder relating to the privacy and security of certain information (collectively, “HIPAA”).  The parties will enter into a Business Associate Addendum, setting forth their respective rights, responsibilities and obligations to comply with the applicable HIPAA provisions.

10.                               Independent Contractor Relationship.  Contractor shall act as and be deemed to be an independent contractor for all purposes of this Agreement and shall not act, nor shall Contractor be deemed to be, an agent, employee or servant of Company.  This Agreement is not intended to be one of hiring under the provisions of any workers’ compensation or any other law, and shall not be so construed.  Contractor has sole responsibility for making any payment for local, state, federal or international tax purposes.

11.                               No Assignment By Contractor.  This Agreement is personal to Contractor, and Contractor may not assign (by operation of law or otherwise), subcontract, or transfer in any way any of Contractor’s rights and obligations under this Agreement without the express, prior written permission of Company.

12.                               No Inconsistent Obligations or Constraints; No Impairment; No Conflict.  During the term of this Agreement, Contractor represents and warrants that it will not enter into any agreement to provide services which would in any way materially impair its ability to complete the Services in a timely fashion.  Contractor further represents and warrants that it is qualified and permitted to enter into this Agreement and that the terms of this Agreement are not inconsistent with its other contractual arrangements, including but not limited to [***].  Contractor represents and warrants that it is not constrained by any existing agreement in providing the Services to be performed under this Agreement.

13.                               Indemnification.

a.                                       Contractor shall indemnify, defend, and hold harmless Company, its employees, affiliates, directors, officers, and agents from and against any and all damages, liabilities, losses, fines, penalties, settlement amounts, cost and expenses of any kind or nature whatsoever, including, without limitation, reasonable attorneys’ fees (collectively, “Losses”) incurred in connection with any claim, demand, action, proceeding, investigation or hearing brought by a third party arising from (1) the negligence, gross negligence or intentional misconduct on the part of Contractor, its employees, affiliates, directors, officers, and agents during the performance of the Services, (2) a material breach of any of Contractor’s obligations under this Agreement, (3) a breach of any of Contractor’s representations and warranties made pursuant to this Agreement; or (4) any claim or action brought by Celera Corporation, Berkeley HeartLab, Inc. or Health Diagnostic Laboratory, Inc.; provided, however, that Contractor shall have no obligation of indemnity hereunder with respect to any Losses to the extent that such Losses arises from (i) the negligence, gross negligence or intentional misconduct on the part of the Company, or (ii) a material breach of any of Company’s obligations under this Agreement.

b.                                       Company shall indemnify, defend and hold harmless Contractor, its employees, affiliates, directors, officers and agents from and against any and all Losses incurred in connection with any claim, demand, action, proceeding, investigation or hearing brought by a third party arising from the performance of Services by Contractor hereunder in strict compliance with the terms of this Agreement; provided however, that Company shall have no obligation of indemnity hereunder with respect to any

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Losses to the extent that such Losses arises from (i) the negligence, gross negligence or intentional misconduct on the part of Contractor, its employees, affiliates, directors, officers, and agents during the performance of the Services, or (ii) a material breach of any of Contractor’s obligations under this Agreement.

c.                                       Each party’s agreement to indemnify, defend, and hold harmless the other party and its respective indemnitees is conditioned upon the indemnified party: (1) providing written notice to the indemnifying party of any claim, demand, or action arising out of the indemnified activities within thirty (30) days after the indemnified party has knowledge of such claim, demand, or action (to the extent permitted by applicable law to provide such notice within such time frame); (2) permitting the indemnifying party to assume full responsibility and authority to investigate, prepare for, and defend against any such claim, demand, or action; (3) assisting the indemnifying party, at the indemnifying party’s reasonable expense, in the investigation of, preparation for and defense of any such claim, demand, or action; and (4) not compromising or settling such claim, demand, or action without the indemnified party’s written consent; provided, however, such consent is not required if such settlement does not involve or require any admission of liability, payments or changes in practice by the indemnified party.

d.                                       Each Party will maintain, for the duration of the Agreement, insurance with coverage amounts that are commercially reasonable to cover its obligations hereunder, and upon request, each Party will provide to the other Party a certificate of insurance showing that such insurance is in effect.

14.                               Severability.  The provisions of this Agreement are severable, and if any one provision is finally determined by a court of competent jurisdiction to be void, unenforceable, or contrary to law or public policy, the remainder of this Agreement will remain valid and enforceable.  If any of the restrictions contained in any paragraphs of this Agreement are found to be unenforceable in whole or in part, Contractor and Company agree that the restriction or portion thereof should be enforced to the fullest extent allowed by law.

15.                               Survivability.  The parties agree that the provisions of Sections 5(c) (Records), 6 (Confidentiality), 7(b) (Termination), 7(c) (Sales Event), and 13 (Indemnification) of this Agreement shall survive the expiration or termination of this Agreement.

16.                               Waiver.  Waiver by one party of any breach of any provision of this Agreement shall not operate or be construed as a waiver by that party of any subsequent breach.

17.                               Entire Agreement.  This Agreement supersedes any prior agreements or understandings, whether oral or in writing, and constitutes the entire agreement between the parties relating to the subject matters hereof.  This Agreement can be modified only in writing signed by authorized officers of both Contractor and Company.

18.                               Governing Law, Jurisdiction, and Venue.  Notwithstanding principles of conflicts of law of any jurisdiction to the contrary, the parties agree that all terms and provisions of this Agreement are to be construed and governed exclusively by the laws of the State of [Delaware].  Any action on or other legal proceeding arising out of or relating to this Agreement shall be brought exclusively in the federal courts whose jurisdiction and venue are in the State of Delaware, and Contractor and Company hereby each agree and submit to the personal jurisdiction and venue of any court therein.

19.                               Compliance.  This Agreement shall be construed to be in accordance with any and all federal and state laws, including laws relating to Medicare, Medicaid, and other third-party payors.  In the event that:

(a) there is a change in such laws, whether by statute, regulation, agency or judicial decision, that has any material effect on any term of this Agreement, including, without limitation, changes to the profitability expectations of a party; (b) counsel to one party determines that any term of this Agreement poses a risk of violating such laws; or (c) the compliance audit to be conducted in accordance with Section 5(e) of this Agreement identifies significant compliance concerns, then, in each case, the parties shall negotiate in good faith the necessary amendments to this Agreement to allow it to continue, as revised; provided, however, if it is not reasonably possible to negotiate such changes, or if the parties have negotiated for more than ninety (90) days without reaching agreement, either party can terminate this Agreement.  In the interim, both Company and Contractor shall perform their obligations in full compliance with applicable law.

20.                               Advice of Counsel.  The parties acknowledge that they have reviewed carefully all provisions contained in this Agreement prior to its execution and have had the advice of an attorney of the party’s choice.  Each party has executed this Agreement freely and voluntarily and believes this Agreement to be equitable, just, and reasonable.

21.                               Notice.  All notices will be in writing and delivered either (1) by actual delivery into the hands of the other party; or (2) by mailing the notice in the U. S. Mail to the last known address of the other party, certified mail, return receipt requested.  Notice will be deemed to be received in case (1) on the date of its actual receipt by the other party and in case (2) on the date of its mailing.

BlueWave Healthcare Consultants, Inc.		Singulex, Inc.

By:	/s/ Brad Johnson	By:	/s/ Philippe Goix
Its:	President	Its:	CEO
Date:	5-27-10	Date:	5-15-2010

Address:		Address:
307 Commercial Street SE		1650 Harbor Bay Parkway, Suite 200
Hanceville, AL 35077		Alameda, CA 94502
Attn: Brad Johnson / Cal Dent		Attn: Philippe J. Goix, Ph.D.
Facsimile: (803) 544-9202		Facsimile: (510) 814-9018
Email: bjohnson@bluewavehealth.com		Email:p.goix@singulex.com

/s/ F. Cal Dent III
F. Cal Dent III
6/1/2010
cdent@bluewavehealth.com

Exhibit A

The Singulex Panel as of June 2010*

Singulex “Molecular”

Cardiac Troponin I (cTnI)

IL6

TSH

T3

T4

T3 Free

T4 Free

Uric Acid

IL-17a (up to 50 tests per day can be submitted to Company prior to August 1, 2010)

* Singulex may offer additional tests to specific physicians as mutually agreed upon by Singulex and BlueWave

Exhibit B

Sales Goals

Bluewave Sample Growth

Avg/Day	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec

2010	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Days	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Total
Holidays	1	1		1	1		1		1		2	4	12
2010	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Samples/Month	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Total	Days	Avg/Day

2010	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Stand Alone Agreement /s/ PG

Singulex Advanced (BlueWave) Panel

Cardiac troponin I (cTnI)

Sgx IL-6

Sgx IL-17A

Sgx TNF-alpha

Leptin

Adiponectin

Parathyroid (PTH)

Ferritin

Cortisol

Thyroid-related:

TSH

T3

T4

T3 Free

T4 Free

Uric acid blood

Other offerings:

Post-stress cTnI

BLUE WAVE HEALTHCARE CONSULTANTS, INC.

By:	/s/ Brad Johnson
Name:	President
Title:	Brad Johnson
Date:	7-21-11

SINGULEX, INC.

By:	/s/ Philippe Goix
Name:	Philippe Goix	/s/Gary S. Tom
Title:	CEO
Date:	07-21-11	7-21-11

Stand Alone Agreement /s/ PG

SALES GOALS

The Sales Goals for the 2011 calendar year shall be a minimum of [***] patient samples for such calendar year.

TERRITORY

1.                                      Alabama

2.                                      Florida

3.                                      Georgia

4.                                      Louisiana

5.                                      Mississippi

6.                                      North Carolina

7.                                      South Carolina

8.                                      Tennessee

9.                                      Texas

10.                               Colorado

11.                               Delaware

12.                               Kansas

13.                               Michigan

14.                               Missouri

15.                               Pennsylvania

16.                               New Jersey  (includes samples from any physician regardless of specialty in Cape May, Cumberland, Atlantic, Salem, Gloucester, Camden, Burlington, Ocean, Monmouth, Mercer, Hunterdon, Warren and Sussex counties, and samples from primary care physicians and internal medicine physicians only in Middlesex, Somerset and Union counties)*

17.                               Illinois — only Family Health Center of Plainfield

*Subject to mutual confirmation by Bluewave & Singulex  /s/ GT

BLUE WAVE HEALTHCARE CONSULTANTS, INC.

By:	/s/ Brad Johnson
Name:	President
Title:	Brad Johnson
Date:

SINGULEX, INC.

By:	/s/ Philippe Goix	Gary S. Tom
Name:		7-21-11
Title:
Date:	7-21-11

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Singulex Inc. - BlueWave Healthcare Consultants, Inc.
Addendum #1 to Sales Agreement of June 1, 2010

December 1, 2011

Singulex, Inc. and BlueWave Healthcare Consultants, Inc. agree to the terms in this Addendum #1 to the Sales Agreement of June 1, 2010 (the “Original Agreement”) for the 2012 calendar year:

Sales goal for 2012:  [***] specimens

Additional Incentive Program:

Annual Sample Count	Commission Rate/Level
[***]	[***]
[***]	[***]

Where:

(1) the Annual Sample Count is calculated from samples received from (i) the Territory described in the Stand Alone Agreement of July 21, 2011 (attached) and (ii) Ohio, Indiana and Kentucky, as described in Addendum #2 (combined, the “19 State Territory”); and

(2) the Commission Rate/Level corresponding to the Annual Sample Count achieved would apply to all sample revenue received for the 2012 calendar year from Territory but not Ohio, Indiana and Kentucky.  Commission on samples from Ohio, Indiana and Kentucky are not subject to any commission adjustment and are paid at a [***] commission rate according to Addendum #2 to the Original Agreement.

Provided the actual Annual Sample Count exceeds [***] samples by December 31, 2012, the [***] commission rate will be applied to all sample revenue received from the “Territory” for 2012.  Upon goal attainment all retroactive payments will be received on the following commission check.

BLUEWAVE HEALTHCARE CONSULTANTS, INC.		SINGULEX, INC.

Signature:	/s/ R. Brad Johnson	Signature:	/s/ Philippe Goix

Printed Name:	R. Brad Johnson	Printed Name:	PHILIPPE GOIX
Date:	12-20-11
Title:	President	Date:	2011-12-28

Signature:	/s/ F. Cal Dent III	Title:	President & CEO

Printed Name:	F. CAL DENT III
Date:	12-23-2011
Title:	V. President / Secretary

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL

Singulex Inc. - BlueWave Healthcare Consultants, Inc.
Addendum #2 to Sales Agreement of June 1, 2010

December 1, 2011

Singulex, Inc. (“Singulex”) and BlueWave Healthcare Consultants, Inc. (“BlueWave”) agree to the terms in this Addendum #2 to the Sales Agreement of June 1, 2010 (the “Original Agreement”):

Starting January 1, 2012, Singulex and BlueWave agree to add the following three (3) states to the Territory described in the Stand Alone Agreement of July 21, 2011 (attached), and the combined Territory and additional states shall be referred to as the “19 State Territory”.  Such states shall be added to Territory for the term of the Original Agreement:

States

1-  Ohio

2-  Indiana

3-  Kentucky

For the remainder of the term of the Original Agreement, Ohio, Indiana and Kentucky shall be paid at a [***] commission rate, “commission” defined as in the Original Agreement.

Samples received from Ohio, Indiana and Kentucky during 2012 will be counted towards the Annual sample count described in Addendum #1 to the Original Agreement.

The 2012 estimated volume from the three additional states is [***] samples per week by the end of 2012.  The projected volume from the three additional states is for projection purposes only and is not contractually binding.

BLUEWAVE HEALTHCARE CONSULTANTS, INC.		SINGULEX, INC.

Signature:	/s/ R. Brad Johnson	Signature:	/s/ Philippe Goix

Printed Name:	R. Brad Johnson	Printed Name:	PHILIPPE GOIX
Date:	12-20-11
Title:	President	Date:	2011-12-28

Signature:	/s/ F. Cal Dent III	Title:	President & CEO

Printed Name:	F. CAL DENT III

Date:	12/23/2011

Title:	V. President / Secretary

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL